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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): April 19, 2001

                             UNIT CORPORATION
            (Exact Name of Registrant as Specified in Charter)

           Delaware                 1-9260               73-1283193

   (State of Incorporation)    (Commission File        (IRS Employer
                                   Number)          Identification No.)

                           1000 Kensington Tower
                              7130 South Lewis
                           Tulsa, Oklahoma 74136

            (Address of Principal Executive Offices)  (Zip Code)

     Registrant's telephone number, including area code: (918) 493-7700

                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)
























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ITEM 5.   OTHER EVENTS.

     On April 19, 2001, the Company's Board of Directors approved certain amendments to the Company's Amended and Restated Certificate of Incorporation, By-laws, the Rights Agreement, dated May 19, 1995, between the Company and Chemical Bank, as Rights Agent, as well as the form of Indemnification Agreement entered into between the Company and its executive officers and directors. Copies of these various documents and agreements, as amended, are attached as exhibits hereto and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The Company files the following exhibits as part of this report:

Exhibit No.              Description
-----------              -----------

    3.1     Certificate of Correction of the
            Amended and Restated Certificate of
            Incorporation of Unit Corporation

    3.2     By-laws of Unit Corporation

    4       First Amendment of Rights Agreement
            dated May 19, 1995, between the
            Company and Mellon Shareholder
            Services LLC, as Rights Agent

    10      Form of Indemnification Agreement
            entered into between the Company and
            its executive officers and directors


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 23 , 2001
       ----------------
                             UNIT CORPORATION

                               By: /S/  John G. Nikkel
                               --------------------------
                               John G. Nikkel
                               President









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Exhibit Index


Exhibit No.              Description
-----------              -----------

    3.1     Certificate of Correction of the
            Amended and Restated Certificate of
            Incorporation of Unit Corporation

    3.2     By-laws of Unit Corporation

    4       First Amendment of Rights Agreement,
            dated May 19, 1995, between the
            Company and Mellon Shareholder
            Services LLC, as Rights Agent

    10      Form of Indemnification Agreement
            entered into between the Company and
            its executive officers and directors






































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